Exhibit 99.1

                                                           PKF
                                                           Chartered Accountants
                                                           & Business Advisers

Independent Auditor's Report


To the Stockholders of Sancon
Recycling Pty Limited


We have audited the accompanying balance sheet of Sancon Recycling Pty Limited as of June 30, 2005 and 2004, and the related statements of operations, changes in stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted ours audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement_ An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sancon Recycling Pty Limited as of June 30, 2005 and 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

PKF
Chartered Accountants

18 December 2006
Melbourne
Australia

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                          SANCON RECYCLING PTY LIMITED

                            STATEMENTS OF OPERATIONS

                                                       IN AUSTRALIAN DOLLARS

                                                      FOR YEARS ENDED JUNE 30,
                                                        2005            2004

TOTAL SALES                                         $ 1,072,131     $   534,287
COST OF SALES                                           774,058         271,949
                                                    -----------     -----------
GROSS MARGIN                                        $   298,073     $   262,338
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            274,896         262,320
OTHER INCOME                                              1,136             300
                                                    -----------     -----------
NET PROFIT BEFORE TAX                                    24,314             318
LESS TAXATION                                            (7,294)            (86)
                                                    -----------     -----------
NET PROFIT AFTER TAX                                $    17,020     $       232
                                                    ===========     ===========

The accompanying notes an integral of the financial statements.

                          SANCON RECYCLING PTY LIMITED

                                  BALANCE SHEET

                                                        IN AUSTRALIAN DOLLARS

                                                       FOR YEARS ENDED JUNE 30,
                                        Disclosure Note   2005           2004

CURRENT ASSETS
Cash & Cash Equivalents                             5  $   38,866    $   79,489
Accounts Receivable                                 6      31,203        12,480
Inventories                                         7       6,580             -
Other Current Assets                                8       6,086         6,457
                                                       ----------    ----------
TOTAL CURRENT ASSETS                                       82,735        98,426

Property, PLANT and Equipment                       9      62,681        41,477
                                                       ----------    ----------
TOTAL ASSETS                                           $  145,416    $  139,903
                                                       ==========    ==========
CURRENT LIABILITIES
Income Tax Payable                                 10                        86
Account Payable                                    11      48,928        75,511
Amount Due to Related Party                        12      90,720        78,695
Other Current Liabilities                          13       9,000         5,863
                                                       ----------    ----------
TOTAL CURRENT LIABILITIES                              $  148,648    $  160,155
                                                       ----------    ----------

TOTAL LIABILITIES                                      $  148,648       160,155

SHAREHOLDERS EQUITY (DEFICIT)
Share Capital                                                 100           100
Retained Profits (Losses)                                  (3,332)      (20,352)
                                                       ----------    ----------
TOTAL SHAREHOLDERS EQUITY (DEFICIT)                        (3,232)      (20,252)
                                                       ----------    ----------
TOTAL LIABILITIES AND SHAREHOLDERS
 EQUITY (DEFICIT)                                      $  145,416    $  139,903
                                                       ==========    ==========


The accompanying notes an integral of the financial statements.

                          SANCON RECYCLING PTY LIMITED

                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY


                                       IN AUSTRALIAN DOLLARS

                                COMMON        RETAINED      SHAREHOLDERS'
                                SHARES        EARNINGS     EQUITY (DEFICIT)

At July 1, 2003              $        100        (20,584)        (20,484)

Net income                                           232             232
Dividends paid                                                         -
                             ------------   ------------    ------------
At June 30, 2004             $        100        (20,352)        (20,252)
                             ============   ============    ============


                                COMMON        RETAINED      SHAREHOLDERS'
                                SHARES        EARNINGS     EQUITY (DEFICIT)

At July 1, 2004              $        100        (20,352)        (20,252)

Net income                                        17,020          17,020
Dividends paid                                                         -
                             ------------   ------------    ------------
At June 30, 2005             $        100         (3,332)         (3,232)
                             ============   ============    ============

The accompanying notes an integral of the financial statements.

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
                              SANCON RECYCLING PTY LIMITED

                                STATEMENTS OF CASH FLOW

                                                                IN AUSTRALIAN DOLLARS

                                                               FAR YEARS ENDED JUNE 30,
                                                                  2005          2004

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                                   $   17,020           232
  Adjustments to reconcile net income to net cash
  flows provided by (used in) operating activities:
     Depreciation and amortization                                 13,634         5,132
  Changes in current assets and liabilities:
     Decrease (increase) in trade receivables                     (18,723)      (11,665)
     Decrease (increase) in inventory                              (6,580)
     Decrease (increase) in other current assets                      371        (6,457)
     Increase (decrease) in trade payable                         (26,583)       61,507
     Increase (decrease) in provision for taxation                    (86)           86
     Increase (decrease) in other current liabilities               3,137         5,863
                                                               ----------    ----------
  NET CASHFLOWS PROVIDED (USED) IN OPERATING ACTIVITIES           (17,810)       54,698

CASH ROWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                              (34,838)      (38,979)
                                                               ----------    ----------
                                                                  (34,838)      (38,979)
CASH FLOWS, FROM FINANCING ACTIVITIES
  Shareholders' loan                                               12,025        63,770
                                                               ----------    ----------
                                                                   12,025        63,770
EFFECT OF EXCHANGE RATE CHANGES ON CASH

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  (40,623)       79,489

  Cash and cash equivalents balance at start of period             79,489             0
                                                               ----------    ----------
  Cash and cash equivalents balance at end of period           $   38,866        79,489
                                                               ==========    ==========

The accompanying notes an integral of the financial statements.

                            Sancon Recycling Pty Ltd.

                        NOTES TO THE FINANCIAL STATEMENTS

                    For the year ended June 30, 2005 and 2004


Note 1. Nature of Operations

Sancon Recycling Pty Ltd. ("Sancon" or "the Company") is a private company registered in good standing in Australia. Sancon is a company engaged in processing and trading recycling materials.

The Company's operations are reportable under one segment for financial reporting purposes.

Note 2. Use of Estimates

These financial statements are prepared in accordance with accounting principles accepted generally in the USA. These principles require management to use its best judgment in determining estimates and assumptions that: affect the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for such items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the relevant accounting rules, typically in the period when new information becomes available to management. Actual results in the future could differ from the estimates made in the prior and current periods.

Management believes the accounting policies used to determine useful life of equipment, residual values, and asset impairment, can affect the results of operations. Should the useful lives or residual values be lower than those estimated by the Company, a loss may be realized upon the sale of a particular asset.

Note 3. Summary of Significant Accounting Policies

Note 3(a). Basis of preparation

The financial statements of Sancon Recycling Pty Ltd. have been prepared in accordance with Accounting Principles Generally Accepted in the United States of America (USGAAP), which differ in certain respects with the Accounting Principles Generally Accepted in Australia.

The Financial Statements have been prepared on a historical cost basis and expressed in Australian dollars, the monetary unit of Australia dollar which is freely, exchangeable with the dollar of the United States of America Dollar (US$).

Note 3(b). Cash and cash equivalents

Cash equivalents are short-term, highly liquid investments which are readily convertible into known amounts of cash, and which are subject to an insignificant risk of change in value. Cash equivalents also include deposits placed at financial institutions with maturities of less than three months from the date of deposit.

Note 3(c). Account receivables

Accounts receivables which generally carry 30-90 day terms are recognized and carried at original invoices amount less an allowance for any uncollectible amounts. An estimate for doubtful debts is made when collection of the full amount is no longer probable. Bad debts are written off when identified.

Note 3(d). Inventories

Inventories are carried at the lower of cost and net realizable value. When the carrying cost is less than the net realizable value of each item of inventories the difference is recognized as provision for diminution in value of inventories. The cost of inventories includes the actual purchase cost of raw materials that are booked in accordance with periodic system. Net realizable value is determined based on the selling prices subsequent to the balance sheet date in the ordinary course of business or the management's estimation based on the prevailing market conditions.

Note 3(e). Property, plant and equipment

Property, plant and equipment assets are stated at cost, less accumulated depreciation. These assets are depreciated under declining-balance method down to nil residual values by multiplying annual rates as follows:

              Motor vehicles                                  22.5%
              Plant & Equipment                               20.0%
              Fixture & Fittings                              20.0%

Impairment of long-lived assets
-------------------------------

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable. For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.

If impairment arises, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals. A review for impairment is conducted annually. For 2005 and 2004, no impairment occurred.

Assets slated for disposal are carried at the lower of carrying value and estimated net realizable value.

Note 3(f). Income taxes payable

Income tax is calculated at the applicable tax rate on taxable income for the reporting period. Under all the taxable jurisdictions, the Company's tax value of assets equals the accounting value. Consequently, a deferred tax liability is not accrued in these statements. The income tax rate applicable to the Company is currently at 30%.

Note 3(g). Accounts payable

Accounts payable which are normally settled on 30-90 day terms, are carried at cost, which is the fair value of the consideration to be paid in the future for goods received, whether or not billed to the Company.

Note 3(h). Revenue recognition

In accordance with generally accepted accounting principles ("GAAP") in the United States, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the delivery is completed, and collection of the resulting receivable is reasonably assured.

Revenue from the trading of commodities is recognized when the amount of revenue can be measured reliably and is probable that it will be received by the Company. Such revenues are on accrual basis.

Note 3(i). Cost of sales

Cost of sales represent cost and net book values of materials sold and other costs that are incurred to realize the revenues reported.

Note 3(j). Interest income

Interest income is recognized on a time-apportioned basis on the principal outstanding and at the rate applicable. The Company maintains various current accounts at banks. Interest is earned on some accounts at the prevailing short-term rates offered by the banks.

Note 3(k). Foreign currency translation

The reporting currency used in the preparation of these financial statements is Australian dollars. Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Gains and losses resulting from foreign currency transactions are included in results of operations.

Note 3(l). Gross Services Tax ("GST")

Gross Services Tax is levied at 10% of the revenue received from customers netting off the 10% of the purchase amount paid to suppliers.

Note 4. Recent pronouncements during 2005 and 2004 regarding accounting standards

Note 4(a). In December 2004, the FASB issued SFAS No. 123 (Revised 2004) "Share-Based Payment" ("SFAS No. 123W'). SFAS No. 123R addresses all forms of share-based payment ("SBP") awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. SFAS No. 123R will require the Company to expense SBP awards with compensation cost for SBP transactions measured at fair value. On March 29. 2005, the SEC issued Staff Accounting Bulletin (SAB) 107 which expresses the views of the SEC regarding the interaction between SFAS No. 123R and certain SEC rules and regulations and provides the SEC's views regarding the valuation of share-based payment arrangements for public companies. In April 2005, the SEC issued a release which amends the compliance dates for SFAS No. 123R. The application of SFAS No. 123R and SAB 107 does not materially affect the Company's financial statements.

Note 4(b). In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections". SFAS No. 154 replaces APB Opinion No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The application of SFAS No. 1.54 does not affect the Company's financial statements.

Note 4(c). In September 2006, FASB issued SFAS 157 'Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronotmcements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This . Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the effect of this pronouncement on financial statements.

Note 5. Cash and cash equivalents

Cash and cash equivalents comprise the following:

                                                 2005        2004

            Cash on hand                       $      -          -
            Cash deposit in banks                38,866     79,489
                                               --------   --------
                                               $ 38,866     79,489
                                               ========   ========

Note 6. Accounts receivable

Accounts receivable are trade debtors and comprise the following:

                                                        2005        2004

       Accounts receivable, invoiced value          $   31,203       12,480
       Allowance for doubtful accounts                       0            0
                                                    ----------   ----------
                                                        31,203       12,480
                                                    ==========   ==========

The amounts shown above are fully collectible, based on the management's judgment.

Note 7. Inventories

The balance of inventories comprises the following:

                                                        2005        2004

       Finished goods                               $    6,580            -
       Provision for net realizable value                    -            -
                                                    ----------   ----------
                                                    $    6,580            -
                                                    ==========   ==========

Note 8. Other current assets

The other current assets comprise the following:

                                                        2005        2004

       GST refund receivable                        $    4,448        6,457
       Overpaid income tax                               1,638            -
                                                    ----------   ----------
                                                    $    6,086        6,457
                                                    ==========   ==========

Note 9. Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation and any impairment in value. The carrying values are reviewed for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. Impairment losses are recognized in the income statement.

                           Fixtures &    Plant &      Vehicles       Total
                            Fittings    equipment

Cost                       $   20,837       52,980        8,000       81,817
Accumulated depreciation        2,921       12,798        3,417       19,136
                           ----------   ----------   ----------   ----------
Net carrying value         $   17,916       40,182        4,583       62,681
                           ==========   ==========   ==========   ==========

At June 30, 2004
Cost                       $        -       38,979        8,000       46,979
Accumulated depreciation            -        3,415        2,087        5,502
                           ----------   ----------   ----------   ----------
Net carrying value         $        -       35,564        5,913       41,477
                           ==========   ==========   ==========   ==========

Note 10. Income tax

                                 2005         2004

          Income tax          $        -           86
                              ----------   ----------
                              $        -           86
                              ==========   ==========

Note 11. Accounts payable

The amounts of accounts payables are trade creditors.

Note 12. Amount due to related party

Amount due to related party was loan due to Mr. Jack Chen, CEO and director of the Company. The loan was unsecured cash advance without payment term and without interest bearing.

Note 13. Other current liabilities

Other current liabilities comprise the following:

                                       2005         2004

          Accrued audit fees       $    9,000        4,500
          Others                            -        1,363
                                   ----------   ----------
                                   $    9,000        5,863
                                   ==========   ==========

Note 14. Concentrations and commitments

Note 14(a). Concentrations

Over 90% of the revenues and trade receivables are concentrated in Hong Kong and Mainland China in geography; Over 90% of the revenues and trade receivables are concentrated in 3 customers in such two areas. Management believes the economic and political situations in each country are stable, the receivables are collectible. Management believes the concentrations are not significant risks for the Company.

Note 14(b). Commitments

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The Company leases factory space in Melbourne Australia. The lease for Melbourne expires in 2008. Based upon existing leases, without renewals, the minimum lease payments up to expiry are as follows:

                      2006                      $    6,765
                      2007                           7,002
                      2008                           7,247
                                                ----------
                                                $   21,014
                                                ==========

Note 15. Segment information

The Company engaged only in the waste material recycling business. There is no other operating segment information used in its internal decision-making process. The Company's business and all assets are located in Australia, however as stated in Note 14(a), over 90% of the revenues are derived from customers located in Hong Kong and Mainland China.

Note 16. Subsequent events

MERGE WITH MKA CAPITAL, INC.

On May 30, 2006, the Company signed Stock Exchange Agreement with MKA Capital, Inc., Mr. Jack Chen, Mr. Yiu Lo Chung, Mr. Guy Waters and Mr. Moredechay Kraselnick. Pursuant to the terms ofthe Stock Exchange Agreement, the MKA Capital, Inc. would acquire one hundred percent (100%) of equity stake in the Company by exchanging its seventy-five percent (75%) equity stake in MK Aviation, S.A. (hereinafter referred to as "MKA"). The Company would become a wholly owned subsidiary of MKA Capital, Inc, and the Company's business would represent the most significant operation of MKA Capital Inc.